SUMMARY PROSPECTUS
September 28, 2026
Ultra TSLA

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Ultra TSLA (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of common stock of Tesla, Inc. (NASDAQ: TSLA).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as TSLA when TSLA rises on a given day. Conversely, it should lose approximately two times as much as TSLA when TSLA falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of TSLA (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller TSLA gains or losses and higher TSLA volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger TSLA gains or losses and lower TSLA volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.20%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%
Fee Waiver/Reimbursement[1]	-1.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund
Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$515	$959	$2,194
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Tesla, Inc. designs, develops, manufactures, leases and sells electric vehicles, energy systems, and energy storage products, while also providing related services to its products. TSLA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34756 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding

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Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Tesla, Inc. could affect the value of the Fund’s investments with respect to TSLA and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●TSLA — The Fund may invest in TSLA.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements) in order to gain leveraged exposure to TSLA. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in TSLA.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to TSLA is consistent with the Daily Target. TSLA’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if TSLA has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if TSLA has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●TSLA Investing Risk – The Fund’s performance depends on the performance of TSLA. Investments in TSLA and consequently investments in the Fund involve a high degree of risk. The price of TSLA can be affected by a number of factors. For example, TSLA’s performance is significantly influenced by both regional and global economic and trade conditions. Trade tensions between major economic powers have resulted in, or may result in, the imposition of tariffs, non-tariff trade barriers, sanctions, and export controls. Tesla, Inc.’s global operations expose it to complex and evolving regulatory, political, and economic conditions, particularly in key markets like China and Europe, where local compliance, infrastructure limitations, and protectionist policies may impact operations and competitiveness. Tesla, Inc. also faces unique risks associated with the electric vehicle industry, including limited product lines, markets, financial resources, and challenges in scaling production. Additionally, factors like rising material costs, wars, trade policies, natural disasters, health epidemics, and trade and shipping disruptions can impair Tesla, Inc.’s ability to supply products, reduce customer demand, and

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disrupt supply chains. Tesla, Inc. also faces rapid technological changes, intense competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, cyberattacks, frequent new product and service introductions, and the potential for rapid product obsolescence. Tesla, Inc. also faces product liability claims, product recalls, warranty and insurance risks, as well as risks related to its vehicle financing and leasing programs, which may limit its financial flexibility. Government regulations, lawsuits, investigations, political and regulatory scrutiny, and liabilities further affect Tesla, Inc.’s operations and performance. Tesla, Inc.’s future growth depends in part on successfully developing, deploying and obtaining regulatory approval for autonomous-driving and other artificial-intelligence products and services. Delays, technological failures, safety incidents, insufficient computing or energy resources, or adverse regulatory action could materially harm Tesla, Inc.’s business and reputation. In addition, TSLA’s brand and market performance are influenced by public perception, media scrutiny, and stakeholder confidence, which may be affected by external commentary, activism, or reputational events. Tesla, Inc.’s ability to attract, hire, and retain key employees and qualified personnel may affect Tesla, Inc.’s ability to compete. Any of these factors may materially and adversely impact the price of TSLA, increase the volatility of an investment in TSLA and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of TSLA falls than a similar fund that does not use leverage because leverage will magnify the performance of TSLA. The use of such leverage increases the risk of a total loss of your investment. If TSLA approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in TSLA than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of TSLA rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of TSLA moves up and down from day-to-day) of TSLA on your holding period return. The volatility of TSLA has a negative impact on Fund returns. During periods of higher volatility, the volatility of TSLA may affect the Fund’s returns as much as or more than the return of TSLA.
The following table illustrates the impact of the volatility and return of TSLA on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in TSLA. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in TSLA. You may lose money when the return of TSLA is flat (i.e., close to zero) and you may lose money when TSLA falls.
The table uses hypothetical annualized volatility and returns of TSLA to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of TSLA for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of TSLA. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of TSLA were -20%. However, as the table shows, with a one-year return of TSLA of -20% and an annualized volatility of TSLA of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
TSLA Performance		One Year Volatility Rate
One Year TSLA	Two times (2x) the One Year TSLA	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to TSLA; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for TSLA for the five-year period ended May 31, 2026 was 58.87%. The highest May to May volatility rate for TSLA during the five-year period ended May 31, 2026 was 72.70% (May 31, 2025). The

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annualized total return performance of TSLA for the five-year period ended May 31, 2026 was 15.89%. The historical volatility and performance of TSLA do not predict future volatility and performance of TSLA.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of TSLA on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a 2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of TSLA. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to TSLA is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to TSLA that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to TSLA consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to TSLA will cause the Fund’s performance to deviate from its investment objective.
○Swaps Risk — The return on a swap agreement may be affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements and the availability of counterparties. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if TSLA has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant. Counterparty defaults or bankruptcies may result in significant delays in payments and increased costs. Counterparty risk may increase during periods of financial market stress or when market liquidity is reduced.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which TSLA operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of May 31, 2026, TSLA is included in the Consumer Discretionary industry group and, consequently, faces many of the same risks as other companies in that industry group..
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., TSLA) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of TSLA should be expected to result in a significant decline in the price of the

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Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to TSLA until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of TSLA. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of TSLA, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on TSLA shares. A halt in trading of TSLA is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).

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Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
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ProShares.com

© 2026 ProShare Advisors LLC. All rights reserved.TSLI-SEP26